IEH Corporation (IEHC) Presentation for LD Micro Conference June 5 th , 2018 Dave Offerman President, CEO www.iehcorp.com 1

 IEH produces Hyperboloidconnectors and contacts, primarily employed in mission- critical military and commercial aerospace applications.  In use for over 40 years under the most demanding conditions, IEH’s Hyperboloid technology has proven itself to be the leading design for integrity and reliability. 2 Presentation to LD Micro Conference, June 5 th , 2018

 Forward Looking Statements  This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or IEH`s future financial performance. Any statements that are not statements of historical fact (including without limitation statements to the effect that the Company or its management "believes", "expects", "anticipates", "plans", “intends” and similar expressions) should be considered forward looking statements that involve risks and uncertainties which could cause actual events or IEH`s actual results to differ materially from those indicated by the forward-looking statements. For a discussion of such risks and uncertainties, see “Risk Factors” in the company’s periodic reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2017. In light of the risks and uncertainties inherent in the forward-looking statements included herein, the inclusion of such statements should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved. The forward-looking statements contained in this presentation are made as of the date hereof and may become outdated over time. The Company does not assume any responsibility for updating any forward-looking statements. 3 Presentation to LD Micro Conference, June 5 th , 2018

Hyperboloid Connectors and Contacts 4 Presentation to LD Micro Conference, June 5 th , 2018

-History -What is Hyperboloid -IEH Products -Markets Served -IEH Today -Opportunities/Challenges/Going Forward 5 Presentation to LD Micro Conference, June 5 th , 2018

HISTORY -Founded in 1941 by Louis Offerman -Located in SoHo, NYC -Originally made tools, dies and gauges for the Army during WWII 6 Presentation to LD Micro Conference, June 5 th , 2018

HISTORY -Late 1940’s, began manufacturing tube sockets for consumer electronics industry -Changed name to “Industrial Hardware”, then added “Electronic” in the 50’s, and went public - 7 Presentation to LD Micro Conference, June 5 th , 2018

HISTORY -1960’s -business evolved from tube sockets to transistor sockets -By 1970’s IEH was the largest transistor socket manufacturer in the world, making 70M per year - 8 Presentation to LD Micro Conference, June 5 th , 2018

HISTORY Late 60’s -IEH purchased a non-exclusive license to produce Hyperboloid contacts, from FRB, and achieved qualification to the military specification for PCB connectors. 9 Presentation to LD Micro Conference, June 5 th , 2018

HISTORY Late 70’s through late 80’s -IEH business in military PCB connectors took off, due to customer demand for lower insertion forces. Product offering has grown from there, driven by customer demand and market determinations. - 10 Presentation to LD Micro Conference, June 5 th , 2018

What is Hyperboloid Technology 11 Presentation to LD Micro Conference, June 5 th , 2018

12 http://dxevs33vbhp9s. cloudfront.net/full- promo-video-v2.mp4 Presentation to LD Micro Conference, June 5 th , 2018

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PCB Connectors IEH Products 14 Presentation to LD Micro Conference, June 5 th , 2018

Power and Signal Contacts 15 Presentation to LD Micro Conference, June 5 th , 2018

Custom Interconnects and Flex/Cable Assemblies 16 Presentation to LD Micro Conference, June 5 th , 2018

NEWHigh-Speed Connectors 17 Presentation to LD Micro Conference, June 5 th , 2018

 Avionics Platforms  Engine Control Systems  Missiles and Torpedoes  Guidance Systems  Vehicular Electronics  Satellites  Rocket Launchers  Down-hole drilling equipment  Medical Devices  Industrial and Environmental Controls  Hand Held devices  Test Equipment  Fuel Management Systems  Military Radios 18 Presentation to LD Micro Conference, June 5 th , 2018

Presentation to LD Micro Conference, June 5th, 2018

Some of our Programs

- E-2
- AMRAAM
- THAAD
- Orion
- JSF F-35
- Patriot
- Mark-54 Torpedo
- F14, F15, F18, F22
- APKWS
- Longbow/Apache AH-64
- Hubble Space Telescope

- Airbus A320
- Airbus A350
- Airbus A380
- Boeing 737
- Boeing 787MAX
- E – Taxi
- Dreamliner
- COMAC C919



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Sector Distribution ˜45% Military ˜35% Commercial Aerospace ˜10% Space ˜5% Oil & Gas Exploration ˜5% Other (Medical, Industrial, Test Equipment) 20 Presentation to LD Micro Conference, June 5 th , 2018

Market Distribution as of 3/31/18 ˜88% US ˜12% Overseas 21 Presentation to LD Micro Conference, June 5 th , 2018

Global Presence 22 Presentation to LD Micro Conference, June 5 th , 2018

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Competition Smiths Interconnect, the only other global Hyperboloid connector manufacturer 24 Presentation to LD Micro Conference, June 5 th , 2018

IEHTODAY -4 th Generation of Family-Run -Located in Brooklyn, NY -165 Employees, 25,000 sqft, 2 shifts + Sat. -Presence in US and 25 other countries 25 Presentation to LD Micro Conference, June 5 th , 2018

0 5000 10000 15000 20000 25000 IEH Revenue Fiscal 2004-2017 (in millions) 26 Presentation to LD Micro Conference, June 5 th , 2018

0 0.5 1 1.5 2 04 05 06 07 08 09 10 11 12 13 14 15 16 17 IEH Net Income Fiscal 2004-2017 (in millions) 27 Presentation to LD Micro Conference, June 5 th , 2018

IEH Share Price 5/1/2008-Present 28 Presentation to LD Micro Conference, June 5 th , 2018

News -IEH moves to OTCQB exchange Feb 2017 -IEH Corporation Announces Special One-Time Cash Dividend Of $0.25 Per Common Share May 2017 29 Presentation to LD Micro Conference, June 5 th , 2018

Opportunities Growing Commercial Aerospace Market “Air traffic will grow at 4.5 per cent annually, requiring some 33,000 new passenger and dedicated freighter aircraft at a value of US$ 5.2 trillion over the next 20 years.”¹ 30 1. http://www.airbus.com/company/market/global-market-forecast-2016-2035/ Presentation to LD Micro Conference, June 5 th , 2018

Opportunities Growing Defense Market “On the defense sector side, heightened global security threats as well as higher defense spending from other major regional powers such as India, China, and Japan are likely to drive global defense sector revenue growth in 2018 and beyond. Global defense spending is anticipated to grow at a CAGR of about 3.0 percent over the 2017–2022 period, crossing US$2 trillion by 2022.”² 31 2. https://www2.deloitte.com/global/en/pages/manufacturing/articles/global-a-and-d-outlook.html Presentation to LD Micro Conference, June 5 th , 2018

Challenges - Labor Costs -Uncertain Trade Landscape -New Competitors 32 Presentation to LD Micro Conference, June 5 th , 2018

Responses - Automate Additional Processes -Continue to diversify products, supply chain, sectors and markets -Continue to provide outstanding technical and sales support 33 Presentation to LD Micro Conference, June 5 th , 2018

Going Forward -New Product Development -Adding Staff, Upgrading Equipment and Software -Increasing online and social media presence -Exploring new markets, regions 34 Presentation to LD Micro Conference, June 5 th , 2018

Thank you for your time! www.iehcorp.com 35